Short-term debt	12 Months Ended
Dec. 31, 2019
Disclosure of detailed information about borrowings [abstract]
Short-term debt
12.	Short-term debt

On October 22, 1997 and August 17, 1998, the Company offered the holders of medium-term notes of Simec then outstanding, to exchange their bonds at par for new subordinated bonds. The new notes bear semi-annual interest at an annual rate of 10.5% interest and principal repayments were semiannual from May 15, 2000 until November 15, 2007. At December 31, 2019 and 2018, the amount of such notes outstanding totaled USD$ 0.3 million, plus accrued interest. At December 31, 2019 and 2018, liabilities in pesos for the new notes outstanding amounted $ 5,700 and $ 5,936, respectively.